STATEMENT OF ADDITIONAL INFORMATION

            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                           WITH FLEXIBLE CONTRIBUTIONS

                                    ISSUED BY

                            LPLA SEPARATE ACCOUNT ONE

                                       AND

                      LONDON PACIFIC LIFE & ANNUITY COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1998, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS WITH FLEXIBLE CONTRIBUTIONS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION FOR A PROSPECTIVE INVESTOR. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: P.O. BOX 29564, RALEIGH, NORTH CAROLINA 27626; (800) 852-3152.

THIS  STATEMENT  OF  ADDITIONAL  INFORMATION  IS DATED MAY 1,  1998.

                               TABLE OF CONTENTS

                                                                        PAGE

Company..................................................................3

Experts..................................................................3

Legal  Opinions...................... ...................................3

Distributor........................... ..................................3

Yield  Calculation  for  the Berkeley  Money  Market  Sub-Account........3

Performance  Information.................................................4

Annuity  Provisions......................................................6

Financial  Statements....................................................7



                                    COMPANY

Information regarding London Pacific Life & Annuity Company (the "Company") and its ownership is contained in the Prospectus.

The Company contributed the initial capital to the Separate Account. As of April 1, 1998, the initial capital contributed by the Company represented approximately 6.03% of the total assets of the Separate Account. The Company currently intends to retain these funds in the Separate Account.

                                    EXPERTS

The financial statements of the Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account for the year ended December 31, 1997 and the period from January 31, 1996 (commencement of operations) to December 31, 1996, included in this Statement of Additional Information have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                  DISTRIBUTOR

London Pacific Financial and Insurance Services acts as the distributor. London Pacific Financial and Insurance Services is an affiliate of the Company. The offering is on a continuous basis.

          YIELD CALCULATION FOR THE BERKELEY MONEY MARKET SUB-ACCOUNT

The Berkeley Money Market Sub-Account of the Separate Account will calculate its current yield based upon the seven days ended on the date of calculation. The Company does not currently advertise any yield information for the Berkeley Money Market Sub-Account.

The current yield of the Berkeley Money Market Sub-Account is computed daily by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge and the Contract Maintenance Charge, dividing the difference by the value of the Owner account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

The Berkeley Money Market Sub-Account computes its effective compound yield by determining the net changes (exclusive of capital change) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge and the Contract Maintenance Charge and dividing the difference by the value of the Owner account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return +1) 365/7)-1. The current and the effective yields reflect the reinvestment of net income earned daily on the Berkeley Money Market Sub-Account's assets.

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

The yields quoted should not be considered a representation of the yield of the Berkeley Money Market Sub-Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Berkeley Money Market Sub-Account and changes in the interest rates on such investments, but also on changes in the Berkeley Money Market Sub-Account's expenses during the period.

Yield information may be useful in reviewing the performance of the Berkeley Money Market Sub-Account and for providing a basis for comparison with other investment alternatives. However, the Berkeley Money Market Sub-Account's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                            PERFORMANCE INFORMATION

From time to time, the Company may advertise performance data as described in the Prospectus. Any such advertisement will also include standardized average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Charge, a .15% Administrative Charge, a .10% Distribution Charge, the investment advisory fee and expenses for the underlying Portfolio being advertised and any applicable Contract Maintenance Charge and Contingent Deferred Sales Charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                     n
                             P  (1+T)  =  ERV


Where:
   P  =  a hypothetical initial payment of $1,000
   T  =  average annual total return
   n  =  number of years
 ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

Chart 1 below shows the performance of the Accumulation Units calculated for a specified period of time assuming an initial contribution of $1,000 allocated to each Portfolio and a deduction of all charges and deductions under the Contract and the expenses of the Portfolio. Chart 2 is identical to Chart 1 except that it does not reflect the deduction of the Contingent Deferred Sales Charge.

CHART 1
Portfolio                          1 Year                Since Inception
------------                      ---------              ----------------

Harris Associates                   17.27%                   20.11%

MFS Total Return                    12.56%                   11.79%

Berkeley U. S. Quality Bond          1.23%                    1.44%

Strong International Stock         (19.44)%                  (8.13)%

Berkeley Money Market               (3.33)%                  (0.22)%

Robertson Stephens Diversified      10.85%                    6.71%
 Growth

Lexington Corporate Leaders         16.64%                   15.78%

Strong Growth                       17.38%                   20.20%



CHART 2
Portfolio                          1 Year                Since Inception
------------                      ---------              ----------------

Harris Associates                   24.47%                  23.21%

MFS Total Return                    19.56%                  15.10%

Berkeley U. S. Quality Bond          8.23%                   5.03%

Strong International Stock         (12.44)%                 (4.21)%

Berkeley Money Market                3.67%                   3.85%

Robertson Stephens Diversified      17.85%                  10.15%
 Growth

Lexington Corporate Leaders         23.64%                  18.98%

Strong Growth                       24.38%                  23.30%


In addition to total return data, the Company may include yield information in its advertisements. For each Sub-Account (other than the Berkeley Money Market Sub-Account) for which the Company will advertise yield, it will show a yield quotation based on a 30 day (or one month) period ended on the date of the most recent balance sheet of the Separate Account included in the registration statement, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                                                 6
                     Yield  =  2  [(  a-b  +  1)    -  1]
                                      ----
                                       cd

Where:

        a = Net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-Account.

        b =  Expenses accrued for the period (net of reimbursements).

        c = The average daily number of Accumulation Units outstanding during the period.

        d = The maximum offering price per Accumulation Unit on the last day of the period.

The Company may also advertise performance data which may be computed on a different basis which may not include certain charges. If such charges were deducted, the performance would be lower.

Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of the Sub-Account's total return or yield for any period should not be considered as a representation of what an investment may earn or what an Owner's total return or yield may be in any future period.

                              ANNUITY PROVISIONS

Variable Annuity Payments reflect the investment performance of the Separate Account in accordance with the allocation of the Adjusted Contract Value to the Sub-Accounts during the Annuity Period. Annuity Payments also depend upon the Age of the Annuitant and any Joint Annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the Annuity Option chosen. The dollar amount of Variable Annuity Payments for each applicable Sub-Account after the first Variable Annuity Payment is determined as follows:

     1. The dollar amount of the first Variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Sub-Account as of the Annuity Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-Account. The number of Annuity Units remains fixed during the Annuity Period.

     2. The fixed number of Annuity Units per payment in each Sub-Account is multiplied by the Annuity Unit Value for that Sub-Account for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-Account.

The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments reduced by the applicable portion of the Contract Maintenance Charge.

ANNUITY  UNIT

The value of any Annuity Unit for each Sub-Account of the Separate Account was arbitrarily set initially at $10.

The Sub-Account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

     1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately
preceding   Valuation  Period.  The  Net  Investment  Factor  is  equal  to  the
Accumulation Unit Value for the current Valuation Period divided by the Accumulation Unit Value for the immediately preceding Valuation Period.

     2. The result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Assumed Investment Rate for the number of days since the preceding Valuation Date. The Assumed Investment Rate is equal to an effective annual rate of 4%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

(See  "Annuity  Provisions"  in  the  Prospectus.)

                             FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.


                            LPLA SEPARATE ACCOUNT ONE

                              FINANCIAL STATEMENTS

                                    CONTENTS

Audited Financial Statements

Statement of Assets & Liabilities...........................  1
Statement of Operations.....................................  2
Statement of Changes in Net Assets..........................  3
Notes to Financial Statements................................ 5
Report of Independent Accountants...........................  9



                            LPLA SEPARATE ACCOUNT ONE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1997

                                          Harris          MFS Total       Berkeley U.S.         Berkeley             Strong
                                       Associates Value      Return        Quality Bond        Money Market     International Stock
                                      Sub-Account (1)    Sub-Account    Sub-Account (2)     Sub-Account (3)        Sub-Account
                                     ------------------ --------------- ------------------ ------------------- --------------------
    ASSETS
    Investments in the LPT
    Variable Insurance Series
    Trust, at value (Note 3)                $3,522,651      $5,973,164         $1,081,897          $1,373,157           $1,250,078
                                            ----------      ----------         ----------          ----------           ----------
     Total Assets                             3,522,651       5,973,164          1,081,897           1,373,157            1,250,078
                                              ---------       ---------          ---------           ---------            ---------
    LIABILITIES
    Amounts retained by London
    Pacific Life & Annuity in
    LPLA Separate Account One
    (Note 7)                                   125,000         125,000            125,000                   0              113,617
          -                                    -------         -------            -------                   -              -------
     TOTAL LIABILITIES                          125,000         125,000            125,000                   0              113,617
                                                -------         -------            -------                   -              -------
    NET ASSETS ATTRIBUTABLE TO
    CONTRACT OWNERS                         $3,397,651      $5,848,164           $956,897          $1,373,157           $1,136,461
                                            ==========      ==========           ========          ==========           ==========
     UNIT VALUE                                  $15.08          $13.20             $10.99              $10.76                $9.28
                                                 ======          ======             ======              ======                =====
     UNITS OUTSTANDING                          225,262         443,010             87,032             127,652              122,491
                                                =======         =======             ======             =======              =======

     (1)  Formerly MAS Value Sub-Account
     (2)  Formerly Salomon U.S. Quality Bond Sub-Account
     (3)  Formerly Salomon Money Market Sub-Account
     (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1997

                                         Strong        Robertson Stephens       Lexington
                                           Growth       Diversified Growth   Corporate Leaders
                                       Sub-Account      Sub-Account (4)        Sub-Account
                                     ---------------- --------------------- -------------------
    ASSETS
    Investments in the LPT
    Variable Insurance Series
    Trust, at value (Note 3)              $2,912,226            $3,043,064     $3,453,305
                                          ----------            ----------     ----------
     Total Assets                           2,912,226             3,043,064      3,453,305
                                            ---------             ---------      ---------
    LIABILITIES
    Amounts retained by London
    Pacific Life & Annuity in
    LPLA Separate Account One
    (Note 7)                                 250,000               148,998        125,000
          -                                  -------               -------        -------
     TOTAL LIABILITIES                        250,000               148,998        125,000
                                              -------               -------        -------
    NET ASSETS ATTRIBUTABLE TO
    CONTRACT OWNERS                       $2,662,226            $2,894,066     $3,328,305
                                          ==========            ==========     ==========
     UNIT VALUE                                $15.72                $12.21         $14.25
                                               ======                ======         ======
     UNITS OUTSTANDING                        169,389               236,983        233,629
                                              =======               =======        =======

     (1)  Formerly MAS Value Sub-Account
     (2)  Formerly Salomon U.S. Quality Bond Sub-Account
     (3)  Formerly Salomon Money Market Sub-Account
     (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                Harris          MFS Total      Berkeley U.S.        Berkeley            Strong
                                           Associates Value      Return        Quality Bond        Money Market      International
                                                                                                                        Stock
                                           Sub-Account (1)     Sub-Account   Sub-Account (2)     Sub-Account (3)      Sub-Account
                                          ------------------- -------------- ------------------ ------------------ -----------------
    INCOME AND EXPENSES
    Income:
      Dividends from the LPT Variable
      Insurance Series Trust                        $335,030       $179,583            $83,991            $57,276            $59,328
    Expenses:
      Mortality and other expense
      Note (4)                                        22,178         39,996             13,771             15,883             10,947
                                                      ------         ------             ------             ------             ------
     Net investment income                            312,852        139,587             70,220             41,393            48,381
                                                      -------        -------             ------             ------            ------
    REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net realized gain (loss) on sales
    of investments                                    61,876         52,774              7,612                  0              8,762
                                                      ------         ------              -----                  -              -----
    Net unrealized depreciation
     (depreciation) on investments
      Beginning of period                             40,172         19,948                646                  0              2,107
       End of period                                 (26,304)        257,270              3,760                  0         (203,633)
                                                     -------         -------              -----                  -          --------
      Net unrealized appreciation
      (depreciation) during period                  (66,476)        237,322              3,114                  0          (205,740)
                                                    -------         -------              -----                  -          --------
    NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS                     (4,600)        290,096             10,726                  0          (196,978)
                                                     ------         -------             ------                  -          --------
    NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS                $308,252       $429,683            $80,946            $41,393         ($148,597)
                                                    ========       ========            =======            =======         =========

     (1)  Formerly MAS Value Sub-Account
     (2)  Formerly Salomon U.S. Quality Bond Sub-Account
     (3)  Formerly Salomon Money Market Sub-Account
     (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                Strong       Robertson Stephens       Lexington
                                                 Growth      Diversified Growth   Corporate Leaders

                                              Sub-Account      Sub-Account (4)       Sub-Account
                                          - ---------------- -------------------- ------------------
    INCOME AND EXPENSES
    Income:
      Dividends from the LPT Variable
      Insurance Series Trust                       $271,023                  $15      $215,915
    Expenses:
      Mortality and other expense
      Note (4)                                       20,965               19,764        17,667
                                                     ------               ------        ------
     Net investment income                          250,058             (19,749)       198,248
                                                    -------             -------        -------
    REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net realized gain (loss) on sales
    of investments                                   89,791            (130,610)        69,824
                                                     ------            --------         ------
     (depreciation) on investments
      Beginning of period                           (5,660)            (142,697)        24,589
       End of period                               (22,600)              344,221      (46,190)
                                                    -------               -------      -------
      Net unrealized appreciation
      (depreciation) during period                 (16,940)              486,918      (70,779)
                                                   -------               -------      -------
    NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS                     72,851              356,308         (955)
                                                     ------              -------         ----
    NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS               $322,909             $336,559      $197,293
                                                   ========             ========      ========

     (1)  Formerly MAS Value Sub-Account
     (2)  Formerly Salomon U.S. Quality Bond Sub-Account
     (3)  Formerly Salomon Money Market Sub-Account
     (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                Harris          MFS Total      Berkeley U.S.      Berkeley            Strong
                                           Associates Value       Return       Quality Bond      Money Market     International
                                                                                                                      Stock
    INCREASE (DECREASE) IN NET ASSETS      Sub-Account (1)     Sub-Account    Sub-Account (2)  Sub-Account (3)     Sub-Account
                                          ------------------- --------------- ---------------- ---------------- -------------------
      FROM OPERATIONS
      Net investment income                         $312,852        $139,587          $70,220          $41,393             $48,381
      Net realized gain (loss) on sales
      of investments                                  61,876          52,774            7,612                0               8,762
       Net unrealized appreciation
      (depreciation) during the year                (66,476)         237,322            3,114                0           (205,740)
                                                    -------          -------            -----                -           --------
     Net increase (decrease) in net
    assets
      resulting from operations                      308,252         429,683           80,946           41,393           (148,597)
                                                     -------         -------           ------           ------           --------
     CONTRACT RELATED TRANSACTIONS:
      Net premiums                                   448,289         679,593          187,734       14,102,512             239,002
      Benefits and contract charges                 (32,555)       (135,077)         (37,173)         (14,603)            (67,415)
      Transfers between Sub-Accounts
      (including fixed account), net               2,093,609       3,991,383         (65,908)     (13,038,636)             661,907
                                                   ---------       ---------         -------      -----------              -------
    Net increase in net assets
    resulting
      from contract related transactions           2,509,343       4,535,899           84,653        1,049,273             833,494
    Change in amount retained by
    London Pacific Life & Annuity
    LPLA Separate Account One, net
      (Note 7)                                       (33,183)        (24,781)          (7,123)          (5,183)              19,523
            -                                        -------         -------           ------           ------               ------
     INCREASE IN NET ASSETS                         2,784,412       4,940,801          158,476        1,085,483             704,420
    NET ASSETS, BEGINNING OF PERIOD                  613,239         907,363          798,421          287,674             432,041
                                                     -------         -------          -------          -------             -------
     NET ASSETS, END OF PERIOD                     $3,397,651      $5,848,164         $956,897       $1,373,157          $1,136,461
                                                   ==========      ==========         ========       ==========          ==========

     (1)  Formerly MAS Value Sub-Account
     (2)  Formerly Salomon U.S. Quality Bond Sub-Account
     (3)  Formerly Salomon Money Market Sub-Account
     (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                               Strong      Robertson Stephens       Lexington
                                               Growth      Diversified Growth   Corporate Leaders

    INCREASE (DECREASE) IN NET ASSETS       Sub-Account      Sub-Account (4)       Sub-Account
                                          ---------------- -------------------- -------------------
      FROM OPERATIONS
      Net investment income                      $250,058            ($19,749)            $198,248
      Net realized gain (loss) on sales
      of investments                               89,791            (130,610)              69,824
       Net unrealized appreciation
      (depreciation) during the year             (16,940)              486,918            (70,779)
                                                 -------               -------            -------
     Net increase (decrease) in net
    assets
      resulting from operations                   322,909              336,559             197,293
                                                  -------              -------             -------
     CONTRACT RELATED TRANSACTIONS:
      Net premiums                                474,217              381,037             460,740
      Benefits and contract charges              (61,170)             (95,133)            (95,125)
      Transfers between Sub-Accounts
      (including fixed account), net            1,398,404            1,745,826           2,450,950
                                                ---------            ---------           ---------
    Net increase in net assets
    resulting
      from contract related transactions        1,811,451            2,031,730           2,816,565
    Change in amount retained by
    London Pacific Life & Annuity
    LPLA Separate Account One, net
      (Note 7)                                    (34,493)             (17,746)            (30,058)
            -                                     -------              -------             -------
     INCREASE IN NET ASSETS                      2,099,867            2,350,543           2,983,800
    NET ASSETS, BEGINNING OF PERIOD               562,359              543,523             344,505
                                                  -------              -------             -------
     NET ASSETS, END OF PERIOD                  $2,662,226           $2,894,066          $3,328,305
                                                ==========           ==========          ==========

     (1)  Formerly MAS Value Sub-Account
     (2)  Formerly Salomon U.S. Quality Bond Sub-Account
     (3)  Formerly Salomon Money Market Sub-Account
     (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE
                       STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

                                               Harris           MFS Total      Berkeley U.S.       Berkeley           Strong
                                           Associates Value       Return       Quality Bond      Money Market      International
                                                                                                                       Stock
    INCREASE (DECREASE) IN NET             Sub-Account (1)     Sub-Account       Sub-Account     Sub-Account(3)     Sub-Account
                                         -------------------- --------------- ---------------- ----------------- ------------------
      ASSETS FROM OPERATIONS
      Net investment income                       $   17,561      $   12,863       $   31,872        $   13,221         $      933
      Net realized gain  on sales
      of investments                                      29               2              102                 0                 75
       Net unrealized appreciation
      (depreciation) during the period                40,172          19,948              646                 0              2,107
                                                      ------          ------              ---                 -              -----
     Net increase (decrease) in net
      assets resulting from operations                57,762          32,813           32,620            13,221              3,115
                                                      ------          ------           ------            ------              -----

    CONTRACT RELATED TRANSACTIONS:
      Net premiums                                   286,034         414,918           95,545         2,841,064            155,627
      Benefits and contract charges                    (357)         (3,655)          (3,368)                 0            (1,948)
      Transfers between Sub-Accounts
      (including fixed account), net                 297,996         477,506          676,623       (2,561,350)            283,386
                                                     -------         -------          -------       ----------             -------

    Net increase in net assets
    resulting
      from contract related transactions             583,673         888,769          768,800           279,714            437,065
                                                     -------         -------          -------           -------            -------

    INITIAL CONTRIBUTION BY LONDON PACIFIC
      LIFE & ANNUITY COMPANY                          125,000        125,000          125,000           125,000            125,000
    Change in amount retained by London
    Pacific Life & Annuity LPLA
    Separate Account One (Note 7)                  (153,196)       (139,219)        (127,999)         (130,261)          (133,139)
                               -                   --------        --------         --------          --------           --------
    INCREASE IN NET ASSETS                           613,239         907,363          798,421           287,674            432,041
    NET ASSETS, BEGINNING OF PERIOD                        0               0                0                 0                  0
                                                           -               -                -                 -                  -
    NET ASSETS, END OF PERIOD                       $613,239        $907,363         $798,421          $287,674           $432,041
                                                    ========        ========         ========          ========           ========

    (1)  Formerly MAS Value Sub-Account
    (2)  Formerly Salomon U.S. Quality Bond Sub-Account
    (3)  Formerly Salomon Money Market Sub-Account
    (4)  Formerly Berkeley Smaller Companies Sub-Account

                            LPLA SEPARATE ACCOUNT ONE
                       STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

                                             Strong      Robertson Stephens       Lexington
                                             Growth      Diversified Growth   Corporate Leaders

    INCREASE (DECREASE) IN NET            Sub-Account      Sub-Account (4)       Sub-Account
                                         --------------- -------------------- -------------------
      ASSETS FROM OPERATIONS
      Net investment income                   $  36,980             $111,424           $   3,592
      Net realized gain  on sales
      of investments                                551                   85                   4
       Net unrealized appreciation
      (depreciation) during the period          (5,660)            (142,697)              24,589
                                                ------             --------               ------
     Net increase (decrease) in net
      assets resulting from operations           31,871             (31,188)              28,185
                                                 ------             -------               ------

    CONTRACT RELATED TRANSACTIONS:
      Net premiums                              227,819              246,768             187,429
      Benefits and contract charges             (2,879)              (1,896)                (53)
      Transfers between Sub-Accounts
      (including fixed account), net            341,131              336,092             148,616
                                                -------              -------             -------

    Net increase in net assets
    resulting
      from contract related transactions        566,071              580,964             335,992
                                                -------              -------             -------

    INITIAL CONTRIBUTION BY LONDON PACIFIC
      LIFE & ANNUITY COMPANY                    125,000              125,000             125,000
    Change in amount retained by London
    Pacific Life & Annuity LPLA
    Separate Account One (Note 7)             (160,583)            (131,253)           (144,672)
                               -              --------             --------            --------
    INCREASE IN NET ASSETS                      562,359              543,523             344,505
    NET ASSETS, BEGINNING OF PERIOD                   0                    0                   0
                                                      -                    -                   -
    NET ASSETS, END OF PERIOD                  $562,359             $543,523            $344,505
                                               ========             ========            ========

    (1)  Formerly MAS Value Sub-Account
    (2)  Formerly Salomon U.S. Quality Bond Sub-Account
    (3)  Formerly Salomon Money Market Sub-Account
    (4)  Formerly Berkeley Smaller Companies Sub-Account


                            LPLA SEPARATE ACCOUNT ONE
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

LPLA Separate Account One ("Separate Account") is a separate investment account of London Pacific Life & Annuity Company ("Company"). The Separate Account was established on November 23, 1994 under the insurance laws of the State of North Carolina for the purpose of issuing flexible payment variable annuity contracts. Under North Carolina's insurance laws, the assets of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account cannot be charged with liabilities arising out of any other business of the Company.

The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Contract owners may allocate their account values to one or more of the Separate Account's investment Sub-Accounts. Funds of the investment Sub-Accounts of the Separate Account are invested exclusively in a corresponding investment portfolio of the LPT Variable Insurance Series Trust ("Trust") managed by LPIMC Insurance Marketing Services ("LPIMC"), a registered investment advisor and a wholly-owned subsidiary of the Company.

Prior to May 1, 1997, the Harris Associates Sub-Account was known as the MAS Value Sub-Account and the Robertson Stephens Diversified Growth Sub-Account was known as the Berkeley Smaller Companies Sub-Account. Prior to November 3, 1997, the Berkeley Money Market Sub-Account was known as the Salomon Money Market Sub-Account and the Berkeley U.S. Quality Bond Sub-Account was known as the Salomon U.S. Quality Bond Sub-Account.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Separate Account in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust. Realized gains and losses on sales of shares of the Trust are determined based on the first-in, first-out method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust.

FEDERAL INCOME TAXES - Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue

                            LPLA SEPARATE ACCOUNT ONE

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION (CONTINUED)

Code. The Separate Account will not be taxed as a registered investment company under Sub-Chapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

NOTE 3 - INVESTMENTS

The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust at December 31, 1997 were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                       Portfolio Information

Investment                                               Number of            Aggregate             Net Asset
Sub-Account                                               Shares                 Cost            Value Per Share
--------------------------------------------------- -------------------- --------------------- ---------------------
Harris Associates Value                                       261,935            $3,548,955             $13.45
MFS Total Return                                              466,464             5,715,894              12.81
Berkeley U.S. Quality Bond                                    109,188             1,078,137               9.91
Berkeley Money Market                                       1,373,157             1,373,157               1.00
Strong International Stock                                    140,432             1,453,711               8.90
Strong Growth                                                 216,183             2,934,826              13.47
Robertson Stephens Diversified Growth                         297,806             2,698,843              10.22
Lexington Corporate Leaders                                   257,809             3,499,495              13.40

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company assesses a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% and .10% per annum based on the average daily net assets of each Sub-Account for administrative and distribution expenses, respectively. These charges are deducted from the daily unit value of each Sub-Account but are paid to the Company on a monthly basis. A contract maintenance charge of $36 is currently deducted on the policy anniversary date and upon full surrender of the policy when the accumulated value is $50,000 or less.

London Pacific Financial and Insurance Services ("LPFIS"), a registered broker/dealer and wholly-owned subsidiary of the Company, is principal underwriter and general distributor of the Separate Account. LPFIS does not receive any compensation for sales of the variable annuity contracts.

                            LPLA SEPARATE ACCOUNT ONE

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - CHANGES IN UNITS OUTSTANDING

Changes in units outstanding for the year ended December 31, 1997 were as follows:

                                                     Units          Units          Units          Net
Investment Sub-Account                             Purchased     Transferred     Redeemed      Increase
------------------------------------------------ -------------- -------------- -------------- ------------
Harris Associates Value                                 31,390        145,533        (2,244)      174,679
MFS Total Return                                        54,569        316,738       (10,576)      360,731
Berkeley U.S. Quality Bond                              18,135        (6,287)        (3,516)        8,332
Berkeley Money Market                                1,326,219    (1,224,959)        (1,371)       99,889
Strong International Stock                              22,776         65,340        (6,465)       81,651
Strong Growth                                           31,965         96,900        (4.031)      124,834
Robertson Stephens Diversified Growth                   35,235        156,951        (7,719)      184,467
Lexington Corporate Leaders                             33,246        177,264        (6,814)      203,696

NOTE 6 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that it satisfies the current requirements of the regulations, and it intends that the Separate Account will continue to meet such requirements.

NOTE 7 - AMOUNT RETAINED BY THE COMPANY

The amount retained by the Company is attributable to the Company's contributions to the Separate Account, the underlying investment results and amounts withdrawn by the Company. The change in this amount arises from that portion, determined ratably, of the Separate Account's investment results applicable to the net assets owned by the Company. The funds contributed by the Company, as well as any investment appreciation or depreciation, are not subject to charges for mortality and expense risks, administration expenses and distribution expenses.

Amounts retained by the Company in the Separate Account may be transferred by the Company to its General Account at any time.

                            LPLA SEPARATE ACCOUNT ONE

                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of the Trust shares by the Separate Account during the year ended December 31, 1997 were as follows:

        Investment Sub-Account                                  Purchases                 Sales
        ----------------------                                  ---------                 -----
        Harris Associates Value                                 $   3,043,226     $        282,433
        MFS Total Return                                            4,968,263              331,810
        Berkeley U.S. Quality Bond                                    460,506              315,786
        Berkeley Money Market                                      11,118,944           10,163,738
        Strong International Stock                                  1,079,388              197,527
        Strong Growth                                               2,696,933              580,516
        Robertson Stephens Diversified Growth                       2,472,968              461,006
        Lexington Corporate Leaders                                 3,294,773              329,704





                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of London Pacific Life & Annuity
Company and Contract Owners of LPLA Separate Account One

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Harris Associates Value, MFS Total Return, Berkeley U.S. Quality Bond, Berkeley Money Market, Strong International Stock, Strong Growth, Robertson Stephens Diversified Growth and Lexington Corporate Leaders) constituting LPLA Separate Account One at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of London Pacific Life & Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Trust, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts

April 6, 1998



LONDON PACIFIC LIFE
& ANNUITY COMPANY
(A wholly-owned subsidiary
of London Pacific Group Limited)

STATUTORY BASIS FINANCIAL STATEMENTS
DECEMBER 31, 1997, 1996 AND 1995


                      London Pacific Life & Annuity Company

           (A wholly-owned subsidiary of London Pacific Group Limited)

                      Statutory Basis Financial Statements

                  Years ended December 31, 1997, 1996 and 1995

                                    CONTENTS




Report of Independent Accountants...............................................  1

AUDITED FINANCIAL STATEMENTS

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.......  3

Statutory Statements of                                                           4
Operations......................................................................

Statutory Statements of Changes in Capital and Surplus..........................  5

Statutory Statements of Cash Flows..............................................  6-7

Notes to Statutory Financial Statements.........................................  8-20





                        REPORT OF INDEPENDENT ACCOUNTANTS

January 30, 1998, except as to Note 17,
which is as of March 12, 1998

To the Board of Directors and Shareholder of London Pacific Life & Annuity Company

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of London Pacific Life & Annuity Company (a wholly-owned subsidiary of London Pacific Group Limited) as of December 31, 1997 and 1996, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the North Carolina
Department of Insurance, which practices differ from generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.


To the Board of Directors and Shareholder of London Pacific Life & Annuity Company

Page 2

January 30, 1998, except as to Note 17,
which is as of March 12, 1998

In our opinion, the financial statements referred to above (1) do not present fairly, in conformity with generally accepted accounting principles, the financial position of London Pacific Life & Annuity Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the third paragraph of this report and (2) do present fairly, in all material respects, its financial position and the results of its operations and its cash flows on the basis of accounting described in Note 1.

Price Waterhouse LLP
Boston, Massachusetts



LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS
---------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                             ------------
                                                                                   1997                       1996
                                                                                   ----                       ----
ASSETS
Investments:
    Bonds                                                                    $    1,157,095,942          $   1,142,464,351
    Preferred stock                                                                  51,262,033                  1,687,616
    Common stock                                                                      8,477,904                 20,479,485
    Short-term investments                                                           11,694,690                 88,249,049
    Policy loans                                                                      8,487,559                  6,294,811
     Receivable for securities                                                       21,836,311                 53,223,692
                                                                                     ----------                 ----------
         Total investments                                                        1,258,854,439              1,312,399,004
                                                                                  -------------              -------------
Cash                                                                                  3,347,694                 26,008,933
                                                                                      ---------                 ----------
         Total cash and invested assets                                           1,262,202,133              1,338,407,937

Investment income due and accrued                                                    16,790,319                 12,363,810
Electronic data processing equipment, net                                               185,870                    358,143
Receivable from affiliates                                                               11,503                    138,877
Other assets                                                                            696,682                  1,037,418
Separate account assets                                                              22,609,542                  5,609,610
                                                                                     ----------                  ---------
         Total assets                                                          $  1,302,496,049           $  1,357,915,795
                                                                               ================           ================

LIABILITIES, CAPITAL AND SURPLUS

Aggregate reserves for life policies and contracts                             $  1,132,728,673           $  1,097,795,798
Policy and contract claims                                                              354,014                    382,429
Accrued dividends to policyholders                                                      433,099                    422,330
Interest maintenance reserve                                                         17,684,781                 11,668,491
Federal income taxes payable                                                          3,283,673                  3,998,217
Remittances and items not allocated                                                     419,689                    631,586
Asset valuation reserve                                                              24,184,363                 29,133,762
Payable to affiliates                                                                   720,136                     36,512
Amounts due to broker-dealers                                                        20,558,221                131,945,347
Accounts payable, accrued expenses and other liabilities                              1,184,201                  1,840,168
Transfers to Separate Account, net                                                  (1,330,627)                  (265,469)
Separate account liabilities                                                         21,596,927                  4,489,291
                                                                                     ----------                  ---------
         Total liabilities                                                     $  1,221,817,150           $  1,282,078,462
                                                                               ================           ================
Commitments and contingent liabilities

Capital and surplus:

    Capital stock - $10 par value, 1,000,000 shares

       authorized; 200,000 shares issued and outstanding                              2,000,000                  2,000,000
    Paid-in and contributed surplus                                                  70,394,120                 70,394,120
    Unassigned surplus                                                                8,284,779                 3,443,213
                                                                                      ---------                 ---------
         Total capital and surplus
                                                                                     80,678,899                 75,837,333
                                                                                     ----------                 ----------
         Total liabilities, capital and surplus                                $  1,302,496,049           $  1,357,915,795
                                                                               ================           ================

The accompanying notes are an integral part of these financial statements.


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)
STATUTORY STATEMENTS OF OPERATIONS
                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 -----------------------
                                                                     1997                  1996                  1995
                                                                     ----                  ----                  ----
REVENUES
     Insurance premiums and annuity
        considerations                                          $  176,547,838        $  137,499,919       $   203,233,606
     Net investment income                                          88,797,926            91,013,416            88,960,512
     Amortization of interest maintenance reserve                    2,306,437               683,806              (185,844)
     Net gain from operations from separate account                    133,043               120,319             --
     Other income                                                      552,225               287,470                 1,255
                                                                       -------               -------                 -----

         Total revenues                                            268,337,469           229,604,930           292,009,529
                                                                   -----------           -----------           -----------

BENEFITS AND EXPENSES

     Policyholder benefits and changes in reserve                  226,126,436           196,153,897           256,854,252
     Commissions                                                    11,156,421             8,531,145            14,237,877
     Net transfer to separate account                               14,607,074             4,175,745            --
     Other operating expenses                                       11,819,652            12,844,370            10,358,955
                                                                    ----------            ----------            ----------

         Total benefits and expenses                               263,709,583           221,705,157           281,451,084
                                                                   -----------           -----------           -----------

Gain from operations before dividends to policyholders, federal income taxes and

     net realized capital gains                                      4,627,886             7,899,773            10,558,445

Dividends to policyholders                                             930,165               915,864             1,007,373
                                                                       -------               -------             ---------

Gains from operations, before federal income taxes

     and net realized capital gains                                  3,697,721             6,983,909             9,551,072

Federal income tax expense (benefit) (excluding

     tax on capital gains)                                         (2,212,021)               991,257             2,597,127
                                                                   ----------                -------             ---------

Gain from operations before net realized capital

     gains                                                           5,909,742             5,992,652             6,953,945


Net  realized capital gains, less capital gains
 tax of $4,852,562, 4,617,743 and
 $1,931,162 and excluding $8,322,727, $1,976,127
 and $303,286 transferred to the IMR in 1997, 1996
 and 1995, respectively.                                             1,044,541               988,636             3,445,440
                                                                     ---------               -------             ---------

Net income                                                    $      6,954,283      $      6,981,288       $    10,399,385
                                                              ================      ================       ===============

The accompanying notes are an integral part of these financial statements.

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                       PAID-IN AND
                                                      CAPITAL          CONTRIBUTED         UNASSIGNED
                                                       STOCK             SURPLUS            SURPLUS              TOTAL
                                                       -----             -------            -------              -----
Balance as of December 31, 1994                      $2,000,000         $46,938,570       $(11,616,966)       $37,321,604

Net income                                                                                  10,399,385         10,399,385

Increase in unrealized capital gains                                                             9,403              9,403

Decrease in non-admitted assets                                                              1,575,841           1,575,841

Increase in asset valuation reserve                                                         (1,151,285)        (1,151,285)

Capital contributions                                                     1,455,550                              1,455,550
                                                                          ---------                              ---------

Balance as of December 31, 1995                       2,000,000          48,394,120            (783,622)        49,610,498

Net income                                                                                     6,981,288         6,981,288

Increase in unrealized capital losses                                                        (4,163,544)       (4,163,544)

Increase in non-admitted assets                                                                  (4,004)           (4,004)

Decrease in asset valuation reserve                                                            1,413,095         1,413,095

Capital contributions                                __________          22,000,000         ____________        22,000,000
                                                                         ----------                             ----------

Balance as of December 31, 1996                     $ 2,000,000        $ 70,394,120       $    3,443,213       $75,837,333

Net income                                                                                      6,954,283        6,954,283
Increase in unrealized capital losses                                                           (886,116)        (886,116)
Increase in non-admitted assets                                                                 (184,000)        (184,000)
Decrease in asset valuation reserve                                                             4,949,399        4,949,399
Dividends to stockholder                                                                      (5,992,000)      (5,992,000)
                                                                                              ----------       ----------
Balance as of December 31, 1997                    $  2,000,000        $ 70,394,120        $   8,284,779      $ 80,678,899
                                                   ============        ============        =============      ============

The accompanying notes are an integral part of these financial statements.


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)
STATUTORY STATEMENTS OF CASH FLOWS
                                                                               YEAR ENDED DECEMBER 31,
                                                                 1997                    1996                   1995
                                                                 ----                    ----                   ----
CASH PROVIDED BY:

    Premiums and annuity considerations

      collected                                             $   176,547,838          $  137,499,919        $   203,233,606
    Investment income received (excluding
      realized gains/losses and net of investment

      expenses)                                                  84,805,153              95,583,016             86,134,922
    Other income received                                           552,390                 287,305                  1,255
                                                                    -------                 -------                  -----

         Total cash provided by operations                      261,905,381             233,370,240            289,369,783
                                                                -----------             -----------            -----------

CASH USED FOR:

    Life and accident and health claims paid                      1,266,207                 832,760              1,213,526
    Surrender benefits and other fund
      withdrawals paid                                          136,308,194             110,213,086             81,936,665
    Other benefits to policyholders paid                         53,647,576              54,325,262             51,869,119
                                                                 ----------              ----------             ----------

                                                                191,221,977             165,371,108            135,019,310
                                                                -----------             -----------            -----------

    Commissions and other expenses paid                          23,639,673              20,570,531             24,913,719
                                                                 ----------              ----------             ----------

    Net transfers to separate account                            15,431,650               5,441,049             --
    Dividends to policyholders paid                                 919,396               1,020,952              1,048,627
    Federal income taxes (recoverable) paid
      (excluding tax on capital gains)                            (1,497,477)             (999,143)             (2,654,355)
                                                                  ----------              --------              ----------

         Total cash used for operations                         229,715,219             191,404,497            158,327,301
                                                                -----------             -----------            -----------

         Net cash provided by operations                         32,190,162              41,965,743            131,042,482
                                                                 ----------              ----------            -----------

PROCEEDS FROM INVESTMENTS SOLD, MATURED OR
   REPAID:

    Bonds                                                       758,322,204             651,187,776            193,271,490
    Stocks                                                       23,444,566             105,201,117             11,228,210
    Other proceeds                                                1,403,827                  15,922                 96,780
                                                                  ---------                  ------                 ------
                                                                783,170,597             756,404,815            204,596,480
Tax on capital gains                                              (4,825,562)             (4,617,743)            (1,931,162)
                                                                  ----------              ----------             ----------
         Total investment proceeds                              778,345,035             751,787,072            202,665,318
                                                                ===========             ===========            ===========

(continued on next page)

The accompanying notes are an integral part of these financial statements.


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)
STATUTORY STATEMENTS OF CASH FLOWS (CONTINUED)
                                                                               YEAR ENDED DECEMBER 31,
                                                                 1997                    1996                   1995
                                                                 ----                    ----                   ----
COST OF INVESTMENTS ACQUIRED:

    Bonds                                                       762,123,622             735,812,956            268,824,294
    Stocks                                                       59,641,808             112,429,288              6,872,362
    Miscellaneous other                                             709,824                  52,218                575,445
                                                                    -------                  ------                -------

         Total investments acquired                             822,475,254             848,294,462            276,272,101
Net increase in policy loans                                      2,192,748               1,838,835              1,456,664
                                                                  ---------               ---------              ---------

         Net cash from investments                               (46,322,967)            (98,346,225)          (75,063,447)
                                                                 -----------             -----------           -----------

CASH FROM FINANCING AND MISCELLANEOUS

SOURCES:

    Capital and surplus paid in                                   -                      22,000,000              1,455,550
    Other cash provided                                          32,627,192             116,248,250             20,941,157
    Dividends to stockholder paid                                 (5,992,000)

    Other cash applied                                          (111,717,985)            (40,021,732)          (17,753,828)
                                                                ------------             -----------           -----------

         Net cash from financing and

             miscellaneous sources                             (85,082,793)              98,226,518              4,642,879
                                                               -----------               ----------              ---------

Net change in cash and short-term investments                  (99,215,598)              41,846,036             60,621,914
                                                               -----------               ----------             ----------

CASH AND SHORT-TERM INVESTMENTS:

    Beginning of year                                           114,257,982              72,411,946             11,790,032
                                                                -----------              ----------             ----------

    End of year                                              $   15,042,384           $ 114,257,982         $   72,411,946
                                                             ==============           =============         ==============

SUPPLEMENTAL  DISCLOSURES  OF CASH FLOW  INFORMATION:
  Cash paid during the year
  for:
    Income taxes                                             $    3,381,115         $     3,664,978        $     2,524,651

The accompanying notes are an integral part of these financial statements.





LONDON PACIFIC LIFE & ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF LONDON PACIFIC GROUP LIMITED)
NOTES TO STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       ORGANIZATION

       London Pacific Life & Annuity Company (the Company) is domiciled in North Carolina and is a wholly-owned subsidiary of The London Pacific Assurance Group Limited (the Parent), a holding company domiciled in the state of California, which is ultimately a wholly-owned subsidiary of London Pacific Group Limited (formerly Govett & Company Limited). The Company has two wholly-owned subsidiaries, LPIMC Insurance Marketing Services (the Marketing Company), a registered investment advisor and London Pacific Financial & Insurance Services (the Broker Dealer), a registered broker-dealer. The Company is engaged primarily in the development and marketing of annuity products and universal life insurance. Although the Company is licensed and sells its universal life and annuity products in 40 states, its primary markets are California, Florida, Michigan, Ohio, Texas and Washington.

       The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact amounts reported and disclosed herein.

       BASIS OF PRESENTATION

       The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the North Carolina Department of Insurance which is a comprehensive basis of accounting other than generally accepted accounting principles. Significant differences between statutory accounting principles and generally accepted accounting principles (GAAP) are described in Note 2.

       INVESTMENTS

       Investments are recorded in accordance with the requirements of the National Association of Insurance Commissioners (NAIC). Bonds not backed by loans are reported at cost or amortized cost; the discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions are obtained from dealer surveys and are based on the current interest rate and economic development. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method. Preferred stocks are carried at NAIC Securities Valuation Office (SVO) values. Common stocks are reported at market value as determined by the SVO and the related unrealized capital gain/(loss) is reported in unassigned surplus without any adjustment for federal income taxes. The Company's subsidiaries are reported at equity in the underlying statutory basis of their net assets. As of December 31, 1997, the carrying value of the Company's investment in subsidiaries was $1,050,061. Short-term investments are carried at cost which approximates market value.

       FOREIGN EXCHANGE FORWARD CONTRACTS

       The Company enters into foreign exchange forward contracts to hedge exposure to currency risk on foreign denominated bonds. The cost of the contracts is included as part of the carrying value of the underlying securities. As of December 31, 1997, there were no open contracts. The Company uses the deferral method to account for foreign exchange forward contracts. Under the deferral method, realized and unrealized gains and losses from these forward contracts are deferred on the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus. Upon disposal of the hedged security, deferred gains and losses are recognized in net realized capital gains in the Statutory Statement of Operations. The Company only enters into foreign exchange forward contracts with brokers deemed to be credit worthy by management.

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       ELECTRONIC DATA PROCESSING EQUIPMENT

       Electronic data processing equipment is recorded at cost, net of accumulated depreciation of $2,000,381 and $1,783,263 at December 31, 1997 and 1996. Depreciation is provided using the straight-line method over the estimated useful life of five years. Depreciation expense amounted to $217,118, $272,204 and $346,495 for the years ended December 31, 1997, 1996 and 1995.

       REMITTANCES AND ITEMS NOT ALLOCATED

       Remittances and items not allocated consist primarily of cash received with policy applications for policies that have not been issued.

       POLICY AND CONTRACT CLAIMS

       Policy and contract claims of $243,843 and $294,629 related to death benefits payable on life and annuity contracts have been accrued at December 31, 1997 and 1996. The remaining policy and contract claims of $110,171 and $87,800 at December 31, 1997 and 1996 relate to estimated incurred but unreported claims on life contracts.

       SEPARATE ACCOUNT

       Separate account assets and liabilities reported in the accompanying Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus represent funds that are separately administered for variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at market value. The operations of the separate account are not included in the accompanying financial statements.

       RECLASSIFICATIONS

       Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation.

2. DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND STATUTORY ACCOUNTING PRINCIPLES

       Statutory accounting principles vary in some respects from generally accepted accounting principles. The more significant of these differences are as follows:

       INVESTMENTS

       Market values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on values provided by outside broker confirmations or internally calculated estimates. For GAAP, investments in bonds would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale. Realized gains and losses are reported in income net of income tax rather than on a pretax basis. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus.

2. DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND STATUTORY ACCOUNTING PRINCIPLES (CONTINUED)

       SUBSIDIARIES

       The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company.

       POLICY ACQUISITION COSTS

       The costs of acquiring and renewing business are expensed when incurred rather than capitalized and amortized over the terms of the related policies.

       NON-ADMITTED ASSETS

       Certain assets designated as "non-admitted," principally furniture and equipment, are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus.

       PREMIUMS

       Single premium whole life, annuity and flexible premium variable life insurance considerations are recognized as earned upon issuance of the contract, whereas under GAAP, premium income consists of mortality charges, surrender charges earned, policy fees earned and amounts deducted from policyholder accounts.

       BENEFIT RESERVES

       Certain  policy  reserves  are  calculated  based on  statutory  required
       interest  and  mortality   assumptions  rather  than  estimated  expected
       experience or actual account balances.

       INCOME TAXES

       Deferred income taxes are not provided for differences between the financial statement amounts and the tax bases of assets and liabilities.

3.     ANALYSIS OF ASSETS

       An analysis of the Company's ledger assets as compared with its net admitted assets is as follows:

                                                                               DECEMBER 31, 1997
                                                                               -----------------
                                                       LEDGER             NONLEDGER         ASSETS NOT                 NET
                                                       ASSETS              ASSETS            ADMITTED          ADMITTED ASSETS
                                                       ------              ------            --------          ---------------
      Bonds                                         $ 1,162,584,191                         $  5,488,249        $1,157,095,942
      Preferred stock                                    51,262,033                                                 51,262,033
      Common stock                                        8,436,964     $     110,474             69,534             8,477,904
      Policy loans                                        8,487,559                                                  8,487,559
      Cash                                                3,347,694                                                  3,347,694
      Short-term investments                             11,694,690                                                 11,694,690
      Receivable for securities                          21,836,311                                                 21,836,311
      Investment income due and accrued                                    16,790,319                               16,790,319
      Electronic data processing
         equipment, net                                     430,341                              244,471               185,870
      Receivable from affiliates                             18,815                                7,312                11,503
      Furniture and equipment                               274,564                              274,564
      Deposits, prepaid expenses and
        other assets                                        798,486            11,419            113,223               696,682
      Separate account assets                            22,609,542                                                 22,609,542
                                                         ----------                                                 ----------
                                                    $ 1,291,781,190      $ 16,912,212       $  6,197,353        $1,302,496,049
                                                    ===============      ============       ============        ==============

                                                                              DECEMBER 31, 1996
                                                                              -----------------
                                                       LEDGER             NONLEDGER         ASSETS NOT               NET
                                                       ASSETS              ASSETS            ADMITTED        ADMITTED ASSETS
                                                       ------              ------            --------        ---------------
      Bonds                                         $1,147,330,467                        $   4,866,116         $1,142,464,351
      Preferred stock                                    1,687,616                                                   1,687,616
      Common stock                                      20,194,334       $      341,598          56,447             20,479,485
      Policy loans                                       6,294,811                                                   6,294,811
      Cash                                              26,008,933                                                  26,008,933
      Short-term investment                             88,249,049                                                  88,249,049
      Receivable for securities                         53,223,692                                                  53,223,692
      Investment income due and accrued                                      12,363,810                             12,363,810
      Electronic data processing
         equipment, net                                    358,143                                                     358,143
      Furniture and equipment                              350,583                              350,583
      Deposits, prepaid expenses and
          other assets                                   1,219,000               62,282         104,987              1,176,295
      Separate account assets                            5,609,610                                                   5,609,610
                                                         ---------                                                   ---------
                                                     $1,350,526,238        $  12,767,690   $   5,378,133         $1,357,915,795
                                                     ==============        =============   =============         ==============

4.     RELATED PARTIES

       The Company had material transactions with its parent and affiliated companies as follows:

       CAPITAL CONTRIBUTIONS

       The Company received capital contributions from its parent during the years ended December 31, 1997, 1996 and 1995 totaling $0, $22,000,000 and $1,455,550, respectively, principally in the form of investments and

4.     RELATED PARTIES (CONTINUED)

          related accrued interest. During 1996, the Company made a $500,000 capital contribution to the Marketing Company.

       EXPENSES

       The Company receives investment advisory services under the terms of an investment management agreement with Berkeley Institutional Investment, Inc. (BIII), an affiliate of London Pacific Group Limited. Fees charged to the Company under the agreement amounted to $5,742,889, $5,578,673 and $5,272,984 during the years ended December 31, 1997, 1996, and 1995, respectively.

       Under the terms of a cost-sharing agreement, the Company has agreed to reimburse Berkeley International Capital Corporation, ("BICC"), an affiliate, for certain expenses incurred on behalf of the Company. For the year ended December 31, 1997, 1996 and 1995, the Company paid $745,344, $87,060 and $100,548, respectively, to BICC.

       Commissions on insurance business produced for the Company by its agents are paid by the Marketing Company, the exclusive master general agent for the Company. All of the Company's universal life and fixed annuity business is written through the Marketing Company. For the year ended December 31, 1997, $138,174,030 of premium was written through the Marketing Company. Effective January 1, 1995, the Company directly paid all agents' commissions via the Marketing Company. For the years ended December 31, 1997, 1996, and 1995, the Company paid commissions of $9,905,069, $8,261,301 and $14,237,877, respectively, to the Marketing
       Company (and the Marketing Company paid commissions to agents of approximately $9,905,064, $8,261,301 and $14,237,877, respectively).

     The Company has payables to affiliates of $720,136 and $36,512 at December 31, 1997 and 1996, respectively, relating to these transactions.

       The Company leases certain office space and equipment to Select Advisors, Inc., ("Select"), an affiliate. During 1997, the Company received rental income of $188,994 from Select.

       The Company acquired and disposed of securities with affiliates BG Securities Limited ("BGSL") and Berkeley (USA) Holding Limited ("BHL"), during the year as follows:

       Acquisitions

         Bonds                                                         Transfer Date       Consideration             From
         -----                                                         -------------       -------------             ----
         MZ Berger, 8% due 12/2006                                        1-14-97          $  13,000,000             BGSL
         Catalina Furniture Co., 13% due 6/2002                           4-09-97              4,000,000              BHL
         COMTECO, 12% due 10/2001                                         6-30-97              6,000,000             BGSL
         Andros Acquisition, Inc., 13% due 03/2003                        9-30-97              4,085,213             BGSL
         Integral Systems, Inc., 4.75% due 12-2000                        9-30-97              8,341,107             BGSL
         Childers Products Co., 10% due 05/2006                           9-30-97              1,300,392             BGSL
                                                                                               ---------
                                                                                           $  36,726,712

         Dispositions

         Bonds                                                         Transfer Date       Consideration             From
         -----                                                         -------------       -------------             ----
         COMTECO, 12% due 10/2001                                         3-31-97         $    6,000,000              BHL
         Hybrid Networks, Inc., 12% due 4/2002                            6-30-97              5,500,000             BGSL
         Nazareth/Century Mills, Inc., 13.43% due 12/2003                 9-30-97             13,726,713             BGSL
                                                                                              ----------
                                                                                           $  25,226,713

4.     RELATED PARTIES (CONTINUED)

       As of December 31, 1997, the Company had investments in bonds issued by affiliates as follows:

                                                                                                    STATEMENT
       ISSUER                                       COUPON                 MATURITY                    VALUE
       ------                                       ------                 --------                    -----
       Bon-Art/Bauchet International                13.00%                 10/02                  $  6,529,494
       Catalina Furniture Company                   13.00%                 06/02                  $  4,000,000
       Ocean Acquisition Corporation                12.00%                 12/00                  $  4,000,000
       Select Advisors, Inc.                         7.00%                 11/98                  $    750,000

5.     FEDERAL INCOME TAXES

       The provision for federal income taxes has been computed in accordance with provisions of the Internal Revenue Code, as amended. The Company files a separate federal income tax return and is not included in a consolidated return with affiliated entities.

       The Company's total tax expense differs from an amount computed by applying the federal income tax of 35 percent to statutory income. The five primary items required to reconcile taxable income and statutory income are: (1) capitalization of policy acquisition costs, (2) differences in computing reserves for statutory and tax purposes, (3) differences in statutory and tax bases of assets sold, (4) exclusion of IMR amortization, and (5) differences in timing for the deduction of accrued expenses.

6.     AGGREGATE RESERVES FOR LIFE POLICIES AND CONTRACTS

       Aggregate reserves for life policies and contracts have generally been computed using the Commissioners' Reserve Valuation Method (CRVM) or the Commissioners' Annuity Reserve Valuation Method (CARVM) prescribed by the North Carolina Department of Insurance. The aggregate reserves for life policies and contracts were computed on a policy-by-policy basis.

       Statutory reserves for policy benefits due under universal life and accumulation annuity insurance contracts are computed using the CRVM and the CARVM, respectively. The CRVM and CARVM reserves established for specific contracts are the greater of a formula reserve or the cash surrender value of the contract.

       The formula reserves for the universal life policies are computed using the 1980 Commissioners Standard Ordinary (CSO) mortality table and discount rates of 5.5% - 4.0%. These assumptions are in compliance with the minimum statutory requirements.

       The accumulation annuity insurance contracts include a single premium deferred annuity product and a flexible premium deferred annuity product. The formula reserves for the single premium deferred annuity are higher than the cash surrender value due to the one year interest rate guarantee provision of these contracts. The Company computed reserves with an interest rate of 5.50% for 1997 and 1996 issues and 6.00% for 1995 issues. These rates are the maximum statutory interest rates for such contracts. For flexible premium deferred annuities, the cash surrender value is never greater than the formula reserves, but may be equal to the CARVM reserve due to the calendar quarter interest guarantee provision of these contracts. The Company uses the same interest rates to compute reserves as are used for single premium deferred annuities.

       Reserves for policy benefits due under immediate annuity insurance contracts are based on a present value actuarial computation using a statutory discount rate and a statutory mortality basis. The reserves are based on the 83a annuity and mortality table and with a discount rate of 6.75% for 1997 and 1996 and 7.25% for 1995.

6.     AGGREGATE RESERVES FOR LIFE POLICIES AND CONTRACTS (CONTINUED)

       The withdrawal characteristics of annuity actuarial reserves and deposit liabilities at December 31, 1997 and 1996 are as follows:

                                                                            1997                              1996
                                                                            ----                              ----
         Subject to discretionary withdrawal at book
            value less surrender charge of 5% or more               $  465,856,317      42.21%      $   445,721,115      42.24%
         Subject to discretionary withdrawal at book
            value less surrender charge greater than
            0% but less than 5%                                        467,548,853      42.36%          440,023,827      41.70%
         Subject to discretionary withdrawal at book
            value with no surrender charge                              18,944,526       1.72%           13,795,748       1.31%
         Not subject to discretionary withdrawal                       151,396,771      13.71%          155,624,990      14.75%
                                                                       -----------      -----           -----------      -----
                                                                     $1,103,746,467        100%       $1,055,165,680        100%
                                                                    ==============        ====       ==============        ====

7.     INVESTMENTS

       The Company records its investments in debt securities at cost or amortized cost. The securities are designated investment grade (NAIC SVO categories "1" and "2") or non-investment grade (categories "3", "4", "5", and "6"). The NAIC 's highest ratings classification includes issues normally rated investment grade by independent rating agencies.

       The NAIC SVO classified the Company's debt securities as follows:

                                                 DECEMBER 31, 1997                      DECEMBER 31, 1996
                                                 -----------------                      -----------------
                                            STATEMENT            PERCENT            STATEMENT          PERCENT
        NAIC CATEGORY                         VALUE             OF TOTAL              VALUE            OF TOTAL
        -------------                         -----             --------              -----            --------
        1 - Highest quality               $   635,602,909           55%          $    642,553,936          57%
        2 - High quality                      362,777,042          31                 309,858,268         27
        3 - Medium quality                     76,456,905           7                  70,923,479         6
        4 - Low quality                        58,310,711           5                  94,156,455         8
        5 - Lower quality                      13,267,848           1                  15,018,522         1
        6 - Debt securities in or
                 near default                  10,680,527           1                   9,953,691         1
                                               ----------           -                   ---------         -
                                           $1,157,095,942         100%             $1,142,464,351        100%
                                           ==============         ===              ==============        ===

7.     INVESTMENTS (CONTINUED)

       The cost or amortized cost and the fair, or comparable value of investments in debt securities are as follows:

                                                   COST OR                      GROSS    UNREALIZED
         DECEMBER 31, 1997                  AMORTIZED COST               GAINS               LOSSES            FAIR VALUE
         -----------------                  --------------               -----               ------            ----------
         U.S. Government
           obligations                       $       8,220,444      $     128,216         ($ 3,560)     $       8,345,100


         Obligations of states
            and political subdivisions               5,068,119             28,221              --                    5,096,340

         Corporate securities                      704,295,379          4,004,751       (1,753,246)                706,546,884

         Other debt securities                      51,306,693              4,868           (3,710)                 51,307,851


         Mortgage-backed securities                388,205,307          --                      --                 388,205,307
                                                   -----------                                                     -----------

                                                $1,157,095,942        $ 4,166,056       ($   1,760,516)         $1,159,501,482
                                                ==============        ===========       ==============          ==============

                                                    COST OR                    GROSS UNREALIZED
         DECEMBER 31, 1996                      AMORTIZED COST            GAINS               LOSSES             FAIR VALUE
         -----------------                      --------------            -----               ------             ----------

         U.S. Government

           obligations                        $      8,221,012       $     91,040        ($    138,952)      $      8,173,100

         Obligations of states

            and political subdivisions               5,276,177            115,665       (       35,812)             5,356,030

         Corporate securities                      635,225,514          1,274,089         (  5,347,151)           631,152,452

         Other debt securities                     110,687,081            173,235       (       21,547)           110,838,769

         Mortgage-backed securities                383,054,567          --                      --                383,054,567
                                                   -----------                                                    -----------
                                                $1,142,464,351         $1,654,029          ($5,543,462)        $1,138,574,918
                                                ==============         ==========          ===========         ==============

       Fair values are based on published quotations of the SVO of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1997 and 1996, the fair value of investments in debt securities includes $823,054,516 and $863,848,633, respectively, of debt securities that were valued at amortized cost.

       The cost or amortized cost and the fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

7.     INVESTMENTS (CONTINUED)

       A summary of the cost or amortized cost and fair value of the Company's investment in debt securities at December 31, 1997, by contractual maturity, is as follows:

                                                                        COST OR
                                                                     AMORTIZED COST              FAIR VALUE
                                                                     --------------              ----------
               Maturity:
                 In 1998                                              $     7,405,626          $     7,406,823
                 In 1999-2002                                             230,271,457              231,042,261
                 In 2003-2007                                             287,442,290              287,620,624
                 After 2007                                               243,771,262              245,226,467
                 Mortgage-backed securities                               388,205,307              388,205,307
                                                                          -----------              -----------
               Total                                                   $1,157,095,942           $1,159,501,482
                                                                       ==============           ==============


         Proceeds from sales of investments in fixed maturities and related gross gains and losses on those sales are as follows:

                                               Year Ended                    Year Ended                  Year Ended
                                            December 31, 1997            December 31, 1996           December 31, 1995
                                            -----------------            -----------------           -----------------

           Proceeds from sales                   $758,322,204                 $651,187,776                $193,271,491
           Gross realized gains                 $  13,454,190                $  13,725,509              $    2,078,023
           Gross realized losses               $    1,537,996               $    9,195,257              $    1,618,499

         At December 31, 1997, debt securities with an admitted asset value of $10,159,313 were on deposit with state insurance departments to satisfy regulatory requirements.

         Unrealized gains and losses on investments in non-redeemable preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows:

                                                                      GROSS               GROSS
                                                                    UNREALIZED         UNREALIZED            FAIR
                                                   COST               GAINS              LOSSES             VALUE
                                                   ----               -----              ------             -----

         AT DECEMBER 31, 1997

              Preferred stocks                   $  41,355,002   $     --             $     --            $   41,355,002
              Common stocks                          9,363,323           1,455,866   (     2,341,285)          8,477,904
                                                     ---------           ---------   -     ---------           ---------
              Total                              $  50,718,325     $     1,455,866    ($   2,341,285)     $   49,832,906
                                                 =============     ===============    ==============      ==============

         AT DECEMBER 31, 1996

              Preferred stocks                 $      --        $     --             $       --         $     --
              Common stocks                         20,832,834             629,246         (982,595)         20,479,485
                                                    ----------             -------         ----------         ----------
              Total                              $  20,832,834   $         629,246  ($       982,595)    $    20,479,485
                                                 =============   =================  ================     ===============

8.       INVESTMENT INCOME

         An analysis of the Company's net investment income is as follows:

                                                                                     YEAR ENDED DECEMBER 31,

                                                                         1997                 1996                  1995
                                                                         ----                 ----                  ----

          Interest on debt securities                                $91,803,407          $94,149,963           $91,585,614
          Interest on short-term investments                           1,840,299              787,618               554,252
          Interest on cash on hand and on deposit                        268,480              375,723               274,696
          Equity in undistributed earnings of subsidiaries                37,168              (39,151)             (285,874)
          Other investment income                                      1,696,372            1,532,466             2,493,535
                                                                       ---------            ---------             ---------
          Gross investment income                                     95,645,726           96,806,619            94,622,223
          Less investment expenses                                   (6,847,800)           (5,793,203)           (5,661,711)
                                                                     ----------            ----------            ----------
          Net investment income                                      $88,797,926          $91,013,416           $88,960,512

9.        REINSURANCE

         The maximum amount of direct universal life insurance retained on any life is $250,000. Amounts in excess of $250,000 are ceded on a Yearly Renewable Term basis of reinsurance. Life insurance ceded to other companies for the years ended December 31, 1997 and 1996 totaled $42,496,000 and $47,349,000 or 11.2% and 11.7% of life insurance in force, respectively. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under reinsurance agreements.

10.      SURPLUS

         Under the Insurance Code of the State of North Carolina, in a given year the Company may make dividend distributions without prior approval of the Insurance Commissioner up to the lesser of its net gain from operations for the preceding year or 10% of surplus as of December 31 of the preceding year. The maximum dividend that could be paid during 1998 without the Insurance Commissioner's approval is $5,909,742.

         The NAIC has adopted Risk-Based Capital (RBC) requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible weakly capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In states which have adopted the NAIC regulations, the new RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1997, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

11.    ASSET VALUATION AND INTEREST MAINTENANCE RESERVES

       The purpose of the AVR is to decrease the volatility of the incidence of asset losses and to recognize the long term return expectations for equity investments. The increase or decrease to this reserve is charged or credited directly to surplus.

       The purpose of the IMR is to minimize the effect of gains and losses arising from interest rate movements. All realized gains and losses (net of tax) classified as interest related are accumulated and amortized into net income over the remaining period to maturity of the security sold. The effect of recording the IMR at December 31, 1997, 1996 and 1995 was to defer total net capital gains of $19,991,216, $12,352,297 and $10,190,326, respectively, and to recognize $2,306,437, $683,806 and
       ($185,844), respectively, of IMR amortization into income.

12.    FAIR VALUES OF FINANCIAL INSTRUMENTS

       The following disclosure of the estimated fair values of financial instruments is made in accordance with the requirements of Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure about Fair Value of Financial Instruments." The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop these estimates. Accordingly, these estimates are not necessarily indicative of the amounts which could be realized in a current market exchange. The use of different market assumptions or estimation methodologies may have a material effect on the estimated fair value amounts. For financial instruments not separately disclosed below, the carrying value is a reasonable estimate of fair value.

                                                      DECEMBER 31, 1997                          DECEMBER 31, 1996
                                          --------------------- -------------------- -------------------- ---------------------
                                                CARRYING             ESTIMATED            CARRYING             ESTIMATED
                                                 VALUE              FAIR VALUE              VALUE              FAIR VALUE
                                          --------------------- -------------------- -------------------- ---------------------
       Assets:

          Debt securities                 $1,157,095,942        $1,171,666,397            $1,142,464,351        $1,145,112,378
       Redeemable preferred
          stock                           $       9,907,031     $     10,607,958       $       1,687,616     $       1,616,150

       Liabilities:
          Insurance and annuity
             reserves-investment-type
             contracts                       $1,130,221,744     $1,149,093,067            $1,097,795,798        $1,116,979,648

       POLICY RESERVES

       In accordance with SFAS No. 107, estimated fair values have been calculated on policy reserves only for those products determined to be investment-type. The estimated fair value of deferred annuity and universal life contracts equals account value after deduction of surrender charges. The estimated fair value of immediate annuity contracts is based on the present value of expected benefits using a discount rate equal to the 5-year Treasury rate.

13.    CONCENTRATIONS OF CREDIT RISK

       At December 31, 1997, the Company held unrated or less-than-investment grade corporate bonds of $158,715,991. Those holdings amounted to 13.7% of the Company's investments in bonds and less than 12.4% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and management believes are of satisfactory quality based on the Company's investment policies and credit standards.

14.    RECONCILIATION OF NET TRANSFERS TO OR (FROM) SEPARATE ACCOUNT

         Transfers are reported in the Summary of Operations of the Separate Account Statement:

                                                                                                Year Ended December 31
                                                                                                ----------------------
                                                                                              1997                      1996
                                                                                              ----                      ----

                    Transfers to separate account                                      $  16,973,122                $4,455,205
                    Transfers from separate account                                        2,527,210                   296,184
                                                                                           ---------                   -------
                    Net transfers to or (from) separate account                           14,445,912                 4,159,021

           Reconciling Adjustments:  Mortality & Expense Fees                                161,162                    16,724
                                                                                             -------                    ------

           Transfers as reported in the Statutory Summary of Operations
                     of the Company                                                    $  14,607,074                $4,175,745
                                                                                       =============                ==========

15.      DEFERRED COMPENSATION ARRANGEMENTS

         Certain agents producing business for the Company participate in a stock appreciation rights plan sponsored by the Parent. The rights vest over a five year period based on the persistency of certain levels of policyholder account values assigned to the agent and the agent remaining active with the Company. The Parent will reimburse the
         Company for any plan benefits as they are withdrawn by the participating agents. There were no plan benefits paid in 1997 and none of the plan benefits were vested as of December 31, 1997.

         Certain members of Company management are eligible to participate in a contributory deferred compensation plan sponsored by BHL. Compensation deferred pursuant to the terms of the plan was $125,408 as of December 31, 1997.

         Certain members of Company management participate in an incentive share option plan sponsored by the Parent whereby the employee can purchase shares of the Parent's common stock. Stock options are granted to employees at a price equal to the fair market value of the stock on the date of grant. The stock options were granted during the years 1990 through 1997. As of December 31, 1997 1,763,500 shares of the Parent's common stock were subject to options granted under the plan with option prices ranging from $2.15 to $3.86. During 1997, options on 249,000 shares of common stock became exercisable under the plan with option prices ranging from $2.39 to $3.86. No options were exercised or forfeited during 1997. The Parent will reimburse the Company for any plan benefits as they are paid.

16.      COMMITMENT AND CONTINGENT LIABILITIES

         Rental expense for all leases was $609,627, $550,944 and $722,359 for 1997, 1996 and 1995, respectively. Future minimum rental commitments under noncancelable operating leases for office space and equipment aggregate $2,133,639 through 2000. The amounts due by year are $719,453 in 1998, $723,578 in 1999, $368,891 in 2000, $138,016 in 2001, and
         $183,701 thereafter.

         The Company has contingent liabilities resulting from anticipated state guaranty association assessments for life insurers deemed insolvent during the year. Although the total amount of this exposure is not known, a substantial portion of the amount assessed will be recovered against future premium taxes under current laws and regulations. As of December 31, 1997, the Company estimates its net contingent liability for future state guaranty association assessments is within range of $500,000 to $2,000,000. The Company has not committed any surplus funds to reserve for the contingent liability. The Company recognizes its obligation for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $1,007,354, $1,674,481 and $1,075,244 in 1997,
         1996 and 1995, respectively.

         The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse affect on the Company's statutory surplus.

         The Company has been named as a cross-defendant in a complaint filed by The American Endeavor Fund Limited ("AEF") where the plaintiff seeks damages in excess of $2 million. The Company believes that the alleged claims are without merit. While these claims are being contested, the outcome is not predictable with assurance. The Company believes that any liability resulting from these claims should not have a material adverse affect on the Company's statutory surplus.

17.      SUBSEQUENT EVENTS

         On March 12, 1998, all legal proceedings involving AEF were settled. The settlement is conditional upon the passing by AEF shareholders of resolutions ratifying and approving AEF's participation in the settlement agreement and upon approval from The Royal Court of the Island of Jersey for a related reduction of AEF's share premium account. AEF has announced that it has received irrevocable undertakings in favor of the resolutions from sufficient shareholders to assure their passing. The Company does not expect to have any liability to AEF under the terms of the settlement agreement.